INVESCO BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED APRIL 4, 2019

TO THE PROSPECTUS DATED JANUARY 31, 2019,

AS PREVIOUSLY SUPPLEMENTED, OF:

INVESCO BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND

(the “Fund”)

On page 7 of the Prospectus, after the sub-section captioned “Movement of Developed Markets” relating to the risk factors specific to the Fund, the following is hereby added:

European Market Risk. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

In a 2016 referendum, citizens in the United Kingdom voted to withdraw from the EU. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The consequences for the economies of the European Union members of the U.K. exiting the European Union are unknown and unpredictable, especially if the United Kingdom leaves the EU without agreements on trade, finance and other key elements, often called a “hard Brexit.” These uncertainties could increase volatility in the market prices of the euro and the Shares. Increased volatility could, in itself, decrease the value of the Shares. The U.K. is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Please Retain This Supplement for Future Reference.

P-BLDRS-PRO-1-SUP-2 040419